UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                    CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2003

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of December 23, 2003, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan Trust, Series 2003-HI4)

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                           333-110340           41-1808858
--------                           ----------           ----------
(State or Other Jurisdiction       (Commission          (I.R.S. Employer
of Incorporation)                  File Number)         Identification No.)


8400 Normandale Lake Blvd.
Suite 250
MINNEAPOLIS, MINNESOTA       55437
----------------------       -----
(Address of Principal               (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (952) 857-7000


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
        ------------------------------------------------------------------

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits:

     4.3 Servicing Agreement dated as of December 23, 2003 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Loan Trust 2003-HI4, as issuer.

     4.4 Trust Agreement dated as of December 23, 2003 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

     4.4 Grantor Trust Agreement dated as of December 23, 2003 between Residential Funding Mortgage Securities II, Inc., as depositor and JPMorgan Chase Bank, as grantor trustee.

     4.5 Indenture dated as of December 23, 2003 between Home Loan Trust 2003-HI4, as issuer and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

     10.1 Home Loan Purchase Agreement dated as of December 1, 2003 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.


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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RESIDENTIAL FUNDING MORTGAGE
                                             SECURITIES II, INC.

                                             By:   /s/Mark White
                                                 ------------------------------
                                             Name: Mark White
                                             Title:Vice President



Dated: January 7, 2004


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